Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR SECOND QUARTER 2025

•Diluted EPS of $0.72; $0.73, as adjusted
•Operating margin of 31.8%; 33.6%, as adjusted
•Ending AUM of $88.9 billion; average AUM of $87.2 billion
•Net outflows of $131 million

NEW YORK, NY, July 17, 2025—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended June 30, 2025.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	June 30, 2025	March 31, 2025	$ Change	% Change
U.S. GAAP
Revenue	$136,126	$134,467	$1,659	1.2%
Expenses	$92,799	$89,269	$3,530	4.0%
Operating income	$43,327	$45,198	$(1,871)	(4.1%)
Net income attributable to common stockholders	$36,849	$39,778	$(2,929)	(7.4%)
Diluted earnings per share	$0.72	$0.77	$(0.05)	(7.5%)
Operating margin	31.8%	33.6%	N/A	(180 bps)

As Adjusted (1)
Net income attributable to common stockholders	$37,324	$38,353	$(1,029)	(2.7%)
Diluted earnings per share	$0.73	$0.75	$(0.02)	(2.8%)
Operating margin	33.6%	34.7%	N/A	(110 bps)
_________________________ (1)Refer to pages 13-14 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	June 30, 2025	March 31, 2025	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$70,613	$69,658	$955	1.4%
Institutional accounts	32,854	32,167	$687	2.1%
Closed-end funds	25,078	24,946	$132	0.5%
Total	128,545	126,771	$1,774	1.4%
Distribution and service fees	7,166	7,184	$(18)	(0.3%)
Other	415	512	$(97)	(18.9%)
Total revenue	$136,126	$134,467	$1,659	1.2%

•The increase in total investment advisory and administration fees from the first quarter of 2025 was primarily due to higher average assets under management in open-end funds and institutional accounts, as well as one additional day in the current quarter

Expenses

(in thousands)	Three Months Ended
	June 30, 2025	March 31, 2025	$ Change	% Change
Employee compensation and benefits	$56,640	$54,554	$2,086	3.8%
Distribution and service fees	15,706	15,189	$517	3.4%
General and administrative	18,078	17,169	$909	5.3%
Depreciation and amortization	2,375	2,357	$18	0.8%
Total expenses	$92,799	$89,269	$3,530	4.0%

•Employee compensation and benefits increased from the first quarter of 2025, primarily due to the accelerated vesting of restricted stock due to retirements
•Distribution and service fees increased from the first quarter of 2025, primarily due to higher average assets under management in U.S. open-end funds
•General and administrative expenses increased from the first quarter of 2025, primarily due to increased talent acquisition costs and higher levels of travel and business development-related expenses
Operating Margin
Operating margin was 31.8% for the second quarter of 2025, compared with 33.6% for the first quarter of 2025. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended June 30, 2025
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$2,103	$4,212	$6,315
Gain (loss) from investments—net	4,909	1,806	6,715
Foreign currency gain (loss)—net	(245)	(2,278)	(2,523)
Total non-operating income (loss)	6,767	3,740	10,507
Net (income) loss attributable to noncontrolling interests	(4,923)	—	(4,923)
Non-operating income (loss) attributable to the company	$1,844	$3,740	$5,584

(in thousands)	Three Months Ended March 31, 2025
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$1,140	$4,231	$5,371
Gain (loss) from investments—net	4,208	(655)	3,553
Foreign currency gain (loss)—net	(8)	(1,164)	(1,172)
Total non-operating income (loss)	5,340	2,412	7,752
Net (income) loss attributable to noncontrolling interests	(3,511)	—	(3,511)
Non-operating income (loss) attributable to the company	$1,829	$2,412	$4,241
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	June 30, 2025		March 31, 2025
U.S. statutory tax rate	21.0%		21.0%
State and local income taxes, net of federal benefit	3.0		2.9
Non-deductible executive compensation	1.5		2.9
Excess tax benefits related to the vesting and delivery of restricted stock units	—	*	(6.6)
Unrecognized tax benefit adjustments	(0.5)		(0.4)
Valuation allowance	(0.2)		(0.3)
Other	(0.1)		—	*
Effective income tax rate	24.7%		19.5%
_________________________ * Percentage rounds to less than 0.1%.

Assets Under Management

(in millions)	As of		Change
	June 30, 2025	March 31, 2025	$	%
By Investment Vehicle
Open-end funds	$42,962	$42,298	$664	1.6%
Institutional accounts	34,386	33,886	$500	1.5%
Closed-end funds	11,588	11,395	$193	1.7%
Total	$88,936	$87,579	$1,357	1.5%

By Investment Strategy
U.S. real estate	$43,972	$43,591	$381	0.9%
Preferred securities	17,902	18,207	$(305)	(1.7%)
Global/international real estate	13,980	13,129	$851	6.5%
Global listed infrastructure	10,052	9,710	$342	3.5%
Other	3,030	2,942	$88	3.0%
Total	$88,936	$87,579	$1,357	1.5%

Assets under management at June 30, 2025 were $88.9 billion, an increase of 1.5% from $87.6 billion at March 31, 2025. The increase was due to market appreciation of $2.3 billion, partially offset by net outflows of $131 million and distributions of $762 million.
Open-end Funds
Assets under management in open-end funds at June 30, 2025 were $43.0 billion, an increase of 1.6% from $42.3 billion at March 31, 2025. The change was primarily due to the following:
•Net inflows of $397 million into U.S. real estate, $156 million into global listed infrastructure and $141 million into real assets multi-strategy (included in "Other" in the table above), partially offset by net outflows of $418 million from preferred securities
•Market appreciation of $290 million from U.S. real estate and $229 million from preferred securities
•Distributions of $215 million from U.S. real estate and $127 million from preferred securities, of which $297 million was reinvested and included in net flows
Institutional Accounts
Assets under management in institutional accounts at June 30, 2025 were $34.4 billion, an increase of 1.5% from $33.9 billion at March 31, 2025. The change was primarily due to the following:
•Advisory:
◦Net outflows of $252 million from global listed infrastructure
◦Market appreciation of $452 million from global/international real estate and $128 million from global listed infrastructure
•Subadvisory:
◦Net outflows of $107 million
◦Market appreciation of $269 million from global/international real estate and $103 million from global listed infrastructure
◦Distributions of $167 million from U.S. real estate

Investment Performance at June 30, 2025
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2025 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at June 30, 2025. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2025, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $322.8 million, compared with $295.4 million as of March 31, 2025. As of June 30, 2025, stockholders' equity was $528.5 million, compared with $507.7 million as of March 31, 2025.

Conference Call Information
Cohen & Steers will host a conference call on Friday, July 18, 2025 at 10:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2024 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Revenue:
Investment advisory and administration fees	$128,545	$126,771	$114,577
Distribution and service fees	7,166	7,184	6,631
Other	415	512	513
Total revenue	136,126	134,467	121,721	1.2%	11.8%
Expenses:
Employee compensation and benefits	56,640	54,554	53,097
Distribution and service fees	15,706	15,189	13,270
General and administrative	18,078	17,169	14,684
Depreciation and amortization	2,375	2,357	2,268
Total expenses	92,799	89,269	83,319	4.0%	11.4%
Operating income	43,327	45,198	38,402	(4.1%)	12.8%
Non-operating income (loss):
Interest and dividend income	6,315	5,371	5,057
Gain (loss) from investments—net	6,715	3,553	(2,018)
Foreign currency gain (loss)—net	(2,523)	(1,172)	(483)
Total non-operating income (loss)	10,507	7,752	2,556	35.5%	*
Income before provision for income taxes	53,834	52,950	40,958	1.7%	31.4%
Provision for income taxes	12,062	9,661	10,881
Net income	41,772	43,289	30,077	(3.5%)	38.9%
Net (income) loss attributable to noncontrolling interests	(4,923)	(3,511)	1,694
Net income attributable to common stockholders	$36,849	$39,778	$31,771	(7.4%)	16.0%

Earnings per share attributable to common stockholders:
Basic	$0.72	$0.78	$0.63	(7.6%)	14.3%
Diluted	$0.72	$0.77	$0.63	(7.5%)	14.4%

Weighted average shares outstanding:
Basic	51,165	51,058	50,419
Diluted	51,471	51,418	50,770
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Six Months Ended
	June 30, 2025	June 30, 2024	% Change
Revenue:
Investment advisory and administration fees	$255,316	$229,922
Distribution and service fees	14,350	13,448
Other	927	1,061
Total revenue	270,593	244,431	10.7%
Expenses:
Employee compensation and benefits	111,194	105,100
Distribution and service fees	30,895	26,665
General and administrative	35,247	29,477
Depreciation and amortization	4,732	4,522
Total expenses	182,068	165,764	9.8%
Operating income	88,525	78,667	12.5%
Non-operating income (loss):
Interest and dividend income	11,686	8,976
Gain (loss) from investments—net	10,268	(1,034)
Foreign currency gain (loss)—net	(3,695)	(349)
Total non-operating income (loss)	18,259	7,593	140.5%
Income before provision for income taxes	106,784	86,260	23.8%
Provision for income taxes	21,723	21,769
Net income	85,061	64,491	31.9%
Net (income) loss attributable to noncontrolling interests	(8,434)	1,284
Net income attributable to common stockholders	$76,627	$65,775	16.5%

Earnings per share attributable to common stockholders:
Basic	$1.50	$1.32	14.0%
Diluted	$1.49	$1.31	13.9%

Weighted average shares outstanding:
Basic	51,112	49,994
Diluted	51,445	50,303

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Open-end Funds
Assets under management, beginning of period	$42,298	$40,962	$37,685
Inflows	3,072	3,519	2,936
Outflows	(2,787)	(2,934)	(3,037)
Net inflows (outflows)	285	585	(101)
Market appreciation (depreciation)	816	1,033	215
Distributions	(437)	(282)	(348)
Total increase (decrease)	664	1,336	(234)
Assets under management, end of period	$42,962	$42,298	$37,451	1.6%	14.7%
Average assets under management	$42,110	$41,801	$36,943	0.7%	14.0%

Institutional Accounts
Assets under management, beginning of period	$33,886	$33,563	$32,424
Inflows	651	1,100	649
Outflows	(1,170)	(1,466)	(896)
Net inflows (outflows)	(519)	(366)	(247)
Market appreciation (depreciation)	1,190	853	216
Distributions	(171)	(164)	(171)
Total increase (decrease)	500	323	(202)
Assets under management, end of period	$34,386	$33,886	$32,222	1.5%	6.7%
Average assets under management	$33,844	$33,623	$31,673	0.7%	6.9%

Closed-end Funds
Assets under management, beginning of period	$11,395	$11,289	$11,126
Inflows	103	3	3
Outflows	—	—	—
Net inflows (outflows)	103	3	3
Market appreciation (depreciation)	244	257	61
Distributions	(154)	(154)	(154)
Total increase (decrease)	193	106	(90)
Assets under management, end of period	$11,588	$11,395	$11,036	1.7%	5.0%
Average assets under management	$11,289	$11,354	$10,969	(0.6%)	2.9%

Total
Assets under management, beginning of period	$87,579	$85,814	$81,235
Inflows	3,826	4,622	3,588
Outflows	(3,957)	(4,400)	(3,933)
Net inflows (outflows)	(131)	222	(345)
Market appreciation (depreciation)	2,250	2,143	492
Distributions	(762)	(600)	(673)
Total increase (decrease)	1,357	1,765	(526)
Assets under management, end of period	$88,936	$87,579	$80,709	1.5%	10.2%
Average assets under management	$87,243	$86,778	$79,585	0.5%	9.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Advisory
Assets under management, beginning of period	$19,703	$19,272	$18,196
Inflows	436	597	413
Outflows	(848)	(705)	(339)
Net inflows (outflows)	(412)	(108)	74
Market appreciation (depreciation)	754	539	97
Total increase (decrease)	342	431	171
Assets under management, end of period	$20,045	$19,703	$18,367	1.7%	9.1%
Average assets under management	$19,789	$19,581	$17,963	1.1%	10.2%

Subadvisory
Assets under management, beginning of period	$14,183	$14,291	$14,228
Inflows	215	503	236
Outflows	(322)	(761)	(557)
Net inflows (outflows)	(107)	(258)	(321)
Market appreciation (depreciation)	436	314	119
Distributions	(171)	(164)	(171)
Total increase (decrease)	158	(108)	(373)
Assets under management, end of period	$14,341	$14,183	$13,855	1.1%	3.5%
Average assets under management	$14,055	$14,042	$13,710	0.1%	2.5%

Total Institutional Accounts
Assets under management, beginning of period	$33,886	$33,563	$32,424
Inflows	651	1,100	649
Outflows	(1,170)	(1,466)	(896)
Net inflows (outflows)	(519)	(366)	(247)
Market appreciation (depreciation)	1,190	853	216
Distributions	(171)	(164)	(171)
Total increase (decrease)	500	323	(202)
Assets under management, end of period	$34,386	$33,886	$32,222	1.5%	6.7%
Average assets under management	$33,844	$33,623	$31,673	0.7%	6.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
U.S. Real Estate
Assets under management, beginning of period	$43,591	$42,930	$38,476
Inflows	1,909	2,319	1,996
Outflows	(1,560)	(2,536)	(1,845)
Net inflows (outflows)	349	(217)	151
Market appreciation (depreciation)	466	1,250	452
Distributions	(434)	(362)	(367)
Transfers	—	(10)	5
Total increase (decrease)	381	661	241
Assets under management, end of period	$43,972	$43,591	$38,717	0.9%	13.6%
Average assets under management	$43,172	$43,340	$37,466	(0.4%)	15.2%

Preferred Securities
Assets under management, beginning of period	$18,207	$18,330	$18,589
Inflows	738	847	823
Outflows	(1,218)	(923)	(1,272)
Net inflows (outflows)	(480)	(76)	(449)
Market appreciation (depreciation)	351	121	138
Distributions	(176)	(178)	(179)
Transfers	—	10	(5)
Total increase (decrease)	(305)	(123)	(495)
Assets under management, end of period	$17,902	$18,207	$18,094	(1.7%)	(1.1%)
Average assets under management	$17,792	$18,380	$18,294	(3.2%)	(2.7%)

Global/International Real Estate
Assets under management, beginning of period	$13,129	$13,058	$13,442
Inflows	403	460	410
Outflows	(426)	(626)	(543)
Net inflows (outflows)	(23)	(166)	(133)
Market appreciation (depreciation)	915	242	(196)
Distributions	(41)	(5)	(49)
Total increase (decrease)	851	71	(378)
Assets under management, end of period	$13,980	$13,129	$13,064	6.5%	7.0%
Average assets under management	$13,521	$13,170	$13,045	2.7%	3.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Global Listed Infrastructure
Assets under management, beginning of period	$9,710	$8,793	$8,395
Inflows	460	752	148
Outflows	(439)	(166)	(114)
Net inflows (outflows)	21	586	34
Market appreciation (depreciation)	403	407	73
Distributions	(82)	(46)	(56)
Transfers	—	(30)	—
Total increase (decrease)	342	917	51
Assets under management, end of period	$10,052	$9,710	$8,446	3.5%	19.0%
Average assets under management	$9,829	$9,047	$8,430	8.6%	16.6%

Other
Assets under management, beginning of period	$2,942	$2,703	$2,333
Inflows	316	244	211
Outflows	(314)	(149)	(159)
Net inflows (outflows)	2	95	52
Market appreciation (depreciation)	115	123	25
Distributions	(29)	(9)	(22)
Transfers	—	30	—
Total increase (decrease)	88	239	55
Assets under management, end of period	$3,030	$2,942	$2,388	3.0%	26.9%
Average assets under management	$2,929	$2,841	$2,350	3.1%	24.6%

Total
Assets under management, beginning of period	$87,579	$85,814	$81,235
Inflows	3,826	4,622	3,588
Outflows	(3,957)	(4,400)	(3,933)
Net inflows (outflows)	(131)	222	(345)
Market appreciation (depreciation)	2,250	2,143	492
Distributions	(762)	(600)	(673)
Total increase (decrease)	1,357	1,765	(526)
Assets under management, end of period	$88,936	$87,579	$80,709	1.5%	10.2%
Average assets under management	$87,243	$86,778	$79,585	0.5%	9.6%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business. While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	June 30, 2025		March 31, 2025		June 30, 2024
Net income attributable to common stockholders, U.S. GAAP	$36,849		$39,778		$31,771
Seed investments—net (1)	(3,523)		(50)		(84)
Accelerated vesting of restricted stock units	1,835		369		2,496
Other non-recurring expenses (2)	—		616		1,196
Foreign currency exchange (gain) loss—net (3)	2,742		969		30
Tax effects of adjustments above	(219)		(438)		(1,045)
Tax effects of discrete tax items (4)	(360)		(2,891)		168
Net income attributable to common stockholders, as adjusted	$37,324		$38,353		$34,532

Diluted weighted average shares outstanding	51,471		51,418		50,770
Diluted earnings per share, U.S. GAAP	$0.72		$0.77		$0.63
Seed investments—net (1)	(0.07)		—	*	—	*
Accelerated vesting of restricted stock units	0.04		0.01		0.05
Other non-recurring expenses (2)	—		0.01		0.02
Foreign currency exchange (gain) loss—net (3)	0.05		0.02		—	*
Tax effects of adjustments above	—	*	(0.01)		(0.02)
Tax effects of discrete tax items (4)	(0.01)		(0.05)		—	*
Diluted earnings per share, as adjusted	$0.73		$0.75		$0.68
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents reimbursement of filing fees paid by certain members of senior leadership for the three months ended March 31, 2025, as well as the impact of incremental expenses associated with the separation of certain employees for the three months ended June 30, 2024.
(3)Represents net foreign currency exchange (gain) loss associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)Includes excess tax benefits related to the vesting and delivery of restricted stock units and unrecognized tax benefit adjustments.

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024
Revenue, U.S. GAAP	$136,126	$134,467	$121,721
Fund related amounts (1)	(806)	(677)	267
Revenue, as adjusted	$135,320	$133,790	$121,988

Expenses, U.S. GAAP	$92,799	$89,269	$83,319
Fund related amounts (1)	(1,102)	(940)	(181)
Accelerated vesting of restricted stock units	(1,835)	(369)	(2,496)
Other non-recurring expenses (2)	—	(616)	(1,196)
Expenses, as adjusted	$89,862	$87,344	$79,446

Operating income, U.S. GAAP	$43,327	$45,198	$38,402
Fund related amounts (1)	296	263	448
Accelerated vesting of restricted stock units	1,835	369	2,496
Other non-recurring expenses (2)	—	616	1,196
Operating income, as adjusted	$45,458	$46,446	$42,542

Operating margin, U.S. GAAP	31.8%	33.6%	31.5%
Operating margin, as adjusted	33.6%	34.7%	34.9%
_________________________
(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents reimbursement of filing fees paid by certain members of senior leadership for the three months ended March 31, 2025, as well as the impact of incremental expenses associated with the separation of certain employees for the three months ended June 30, 2024.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024
Non-operating income (loss), U.S. GAAP	$10,507	$7,752	$2,556
Seed investments—net (1)	(8,742)	(3,824)	1,162
Foreign currency exchange (gain) loss—net (2)	2,742	969	30
Non-operating income (loss), as adjusted	$4,507	$4,897	$3,748
_________________________
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents net foreign currency exchange (gain) loss associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.